                                                                    EXHIBIT 99.2

                   FORM OF ELECTION AND LETTER OF TRANSMITTAL
                           TO ACCOMPANY CERTIFICATES

                      FOR COMMON STOCK OF RADIOLOGIX, INC.

                         IN CONNECTION WITH THE MERGER

                                       OF


                            SKM-RD ACQUISITION CORP.


                                 WITH AND INTO

                                RADIOLOGIX, INC.

                               ------------------

                     SUBJECT TO PRORATION, YOU MAY ELECT TO

  CONVERT YOUR SHARES OF RADIOLOGIX COMMON STOCK INTO $7.25 PER SHARE IN CASH

                                       OR
  RETAIN 1.1224 SHARES OF RADIOLOGIX COMMON STOCK FOR EACH SHARE THAT YOU OWN

                            ------------------------

                                EXCHANGE AGENT:
                        ChaseMellon Shareholder Services


          IF BY MAIL:                FACSIMILE TRANSMISSION:         IF BY OVERNIGHT COURIER:
    ChaseMellon Shareholder              (201) 296-4293               ChaseMellon Shareholder
           Services                (for Eligible Institutions                Services
   Reorganization Department                  only)                     85 Challenger Road
         P.O. Box 3301                                                    Overpeck Center
  South Hackensack, NJ 07606                                         Ridgefield Park, NJ 07660

                                   FOR CONFIRMATION TELEPHONE:
                                         (201) 296-4860

                                      IF BY HAND DELIVERY:
                                ChaseMellon Shareholder Services
                                    Reorganization Department
                                    120 Broadway, 13th Floor
                                       New York, NY 10271



DELIVERY OF THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS FORM OF ELECTION AND LETTER
      OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH
           ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE
                                     AGENT.


                    THE INFORMATION AGENT FOR THE MERGER IS:

                            MacKenzie Parners, Inc.
                                156 Fifth Avenue
                            New York, New York 10010
                                 (800) 322-2885

    PLEASE READ THE SPECIAL ELECTION INSTRUCTIONS AND THE GENERAL INSTRUCTIONS IN THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL.

    THE ELECTION DEADLINE IS 5:00 P.M. (NEW YORK CITY TIME) ON NOVEMBER 20, 2000. A COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR RADIOLOGIX STOCK CERTIFICATES OR A GUARANTEE OF DELIVERY

(EACH AS DEFINED BELOW), MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE IN ORDER FOR ANY CASH ELECTION, STOCK ELECTION OR NON-ELECTION (EACH AS DEFINED BELOW) MADE HEREBY TO BE EFFECTIVE. TO BE ELIGIBLE TO RETAIN SHARES, YOU MUST (1) OWN, OR HAVE THE RIGHT TO PURCHASE UPON EXERCISE OF STOCK OPTIONS, MORE THAN 3,000 SHARES IMMEDIATELY BEFORE THE MERGER, AND (2) MAKE A STOCK ELECTION WITH RESPECT TO AT LEAST 3,000 OF THOSE SHARES. IF YOU OWN OR HAVE THE RIGHT TO PURCHASE UPON EXERCISE OF STOCK OPTIONS 3,000 OR FEWER SHARES, THEN YOU WILL NOT BE ABLE TO MAKE A STOCK ELECTION BUT WILL RECEIVE $7.25 PER SHARE IN CASH, AND YOUR SHARES WILL NOT BE SUBJECT TO PRORATION. TO THE EXTENT THAT YOU ELECT TO RETAIN SHARES, AND A PORTION OF YOUR 3,000 MINIMUM SHARE ELECTION CONSISTS OF STOCK OPTIONS, YOU MUST SEND TO THE EXCHANGE AGENT A FORM OF STOCK OPTION ELECTION IN WHICH YOU ELECT TO EXERCISE AND RETAIN THOSE STOCK OPTIONS. IF YOU HAVE NOT RECEIVED A FORM OF STOCK OPTION ELECTION, YOU SHOULD CONTACT RADIOLOGIX TO REQUEST A COPY.

    IF A PROPERLY COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL, TOGETHER WITH YOUR RADIOLOGIX STOCK CERTIFICATES OR A GUARANTEE OF DELIVERY OR FORM OF STOCK OPTION ELECTION, IS NOT RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE ELECTION DEADLINE, YOU WILL BE DEEMED TO HAVE MADE A NON-ELECTION WITH RESPECT TO YOUR SHARES, AND THE FORM OF MERGER CONSIDERATION (AS DEFINED BELOW) WHICH YOU WILL BE ENTITLED TO RECEIVE WILL BE DETERMINED BY THE PROVISIONS OF THE MERGER AGREEMENT. IF YOU FAIL TO INDICATE A CASH ELECTION OR STOCK ELECTION IN BOX A BELOW YOU WILL BE DEEMED TO HAVE INDICATED A NON-ELECTION. IF YOUR RADIOLOGIX STOCK CERTIFICATES ARE NOT AVAILABLE AT THE TIME YOU SEND A FORM OF ELECTION AND LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, YOU MAY INSTEAD PROVIDE A GUARANTEE OF DELIVERY OF YOUR RADIOLOGIX STOCK CERTIFICATES AS SET FORTH IN GENERAL INSTRUCTION 7, IN WHICH CASE YOU MUST, WITHIN THREE TRADING DAYS ON THE AMERICAN STOCK EXCHANGE ("AMEX") THEREAFTER, DELIVER TO THE EXCHANGE AGENT THE RADIOLOGIX STOCK CERTIFICATES REPRESENTING THE SHARES IN RESPECT OF WHICH AN ELECTION IS BEING MADE.

    THE METHOD OF DELIVERY OF THE FORM OF ELECTION AND LETTER OF TRANSMITTAL, THE RADIOLOGIX STOCK CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER OF SHARES OF RADIOLOGIX COMMON STOCK. DELIVERY OF THE MATERIALS WILL BE DEEMED EFFECTIVE, AND RISK OF LOSS WITH RESPECT THERETO WILL PASS, ONLY WHEN SUCH MATERIALS ARE ACTUALLY RECEIVED BY THE EXCHANGE AGENT.

    Copies of the Proxy Statement/Prospectus of Radiologix dated October 23, 2000, relating to the Merger (the "Proxy Statement/Prospectus"), as well as extra copies of this Form of Election and Letter of Transmittal, may be requested from MacKenzie Partners, Inc. The return of this Form of Election and Letter of Transmittal to the Exchange Agent is acknowledgment of the receipt of the Proxy Statement/Prospectus.

    If your Radiologix Stock Certificate(s) have been lost, stolen or destroyed and you require assistance in replacing them, see General Instruction 12 below. You cannot submit an effective Form of Election and Letter of Transmittal without enclosing your Radiologix Stock Certificate(s) or a Guarantee of Delivery with this Form of Election and Letter of Transmittal. If you submit a Guarantee of Delivery, your Radiologix Stock Certificates must be delivered within three AMEX trading days thereafter. Therefore, if you wish to make an Election, it is critical that you act immediately to obtain replacement stock certificates.

    COMPLETING AND RETURNING THIS FORM OF ELECTION DOES NOT HAVE THE EFFECT OF CASTING A VOTE WITH RESPECT TO APPROVAL OF THE MERGER OR THE MERGER AGREEMENT AT THE RADIOLOGIX SPECIAL MEETING (AS DEFINED BELOW). TO VOTE AT THE RADIOLOGIX SPECIAL MEETING, YOU MUST COMPLETE, SIGN AND RETURN THE PROXY CARD THAT ACCOMPANIED THE PROXY STATEMENT/PROSPECTUS, OR YOU MUST ATTEND THE RADIOLOGIX SPECIAL MEETING IN PERSON AND VOTE YOUR SHARES THEREAT. IF YOU HAVE ANY QUESTIONS CONCERNING THE VOTING OF YOUR SHARES OF RADIOLOGIX COMMON STOCK, PLEASE CALL MACKENZIE PARTNERS, INC., THE INFORMATION AGENT, AT (800) 322-2885.

Ladies and Gentlemen:


    Pursuant to the Merger Agreement and subject to the proration procedures included therein and described in the Proxy Statement/Prospectus, the undersigned hereby surrenders to ChaseMellon Shareholder Services, as Exchange Agent, certificate(s) representing all of the shares of Radiologix common stock (each such certificate, a "Radiologix Stock Certificate") listed in Box A below and (A) hereby elects, in the manner indicated in Box A below, to have each of such shares of Radiologix common stock represented by such Radiologix Stock Certificates converted into the right to (i) receive $7.25 in cash, without interest (a "Cash Election"), OR (ii) retain 1.1224 shares of Radiologix Common Stock after giving effect to the Merger (a "Stock Election" and together with a Cash Election, an "Election"), or (B) hereby states that the undersigned has no preference as among the Cash Election or Stock Election (a "Non-Election"). To be eligible to retain shares, you must (1) own, or have the right to purchase upon exercise of stock options, more than 3,000 shares immediately before the merger, and (2) make a stock election with respect to at least 3,000 of those shares. If you own or have the right to purchase upon exercise of stock options 3,000 or fewer shares, then you will not be able to make a stock election but will receive $7.25 per share in cash, and your shares will not be subject to proration. To the extent that you elect to retain shares, and a portion of your 3,000 minimum share election consists of stock options, you must send to the Exchange Agent a Form of Stock Option Election in which you elect to exercise and retain those stock options. Radiologix sent you a Form of Stock Option Election. If you have not received a Form of Stock Option Election, you should contact Radiologix to request a copy. In addition, the Exchange Agent will pay cash in lieu of any fractional shares of Radiologix common stock otherwise issuable in connection with the Merger. Any cash (excluding cash received in lieu of fractional shares) and Radiologix common stock received by holders of Radiologix common stock in connection with the Merger is hereinafter referred to as "Cash Consideration" and "Stock Consideration," respectively. The Cash Consideration, Stock Consideration and cash paid in lieu of fractional shares are collectively referred to as the "Merger Consideration."



    THE UNDERSIGNED UNDERSTANDS THAT THERE CAN BE NO ASSURANCE THAT A HOLDER OF RADIOLOGIX COMMON STOCK WILL RECEIVE THE MERGER CONSIDERATION IN SUCH FORM AND AMOUNTS AS SUCH STOCKHOLDER ELECTS TO RECEIVE. THE RIGHT TO RECEIVE A PARTICULAR FORM OF MERGER CONSIDERATION IS SUBJECT TO PRORATION AS SET FORTH IN THE MERGER AGREEMENT AND DESCRIBED IN THE PROXY STATEMENT/PROSPECTUS. THEREFORE, HOLDERS OF RADIOLOGIX COMMON STOCK WHO ELECT TO RECEIVE CASH MAY RECEIVE CASH FOR A SMALLER NUMBER OF SHARES THAN SUCH HOLDERS ELECTED TO RECEIVE, PLUS SHARES OF RADIOLOGIX COMMON STOCK, AND HOLDERS OF RADIOLOGIX COMMON STOCK WHO ELECT TO RETAIN SHARES OF RADIOLOGIX COMMON STOCK MAY RECEIVE A LESSER, PRORATED NUMBER OF SHARES OF RADIOLOGIX COMMON STOCK THAN SUCH HOLDERS ELECTED TO RECEIVE, PLUS CASH. THE MERGER AGREEMENT REQUIRES THAT THE EXISTING STOCKHOLDERS AND OPTION HOLDERS OF RADIOLOGIX RETAIN BETWEEN 10% AND 20% AND EXISTING STOCKHOLDERS RETAIN AT LEAST 6.9% OF RADIOLOGIX COMMON STOCK AFTER THE MERGER.



    If the undersigned is acting in a representative or fiduciary capacity for a particular beneficial owner, the undersigned hereby certifies that this Form of Election and Letter of Transmittal covers all of the shares of Radiologix common stock owned by the undersigned in a representative or fiduciary capacity for such particular beneficial owner.



    The undersigned hereby represents and warrants that the undersigned is, as of the date hereof, and will be, as of the Effective Time of the Merger, the registered holder of the shares of Radiologix common stock represented by the Radiologix Stock Certificate(s) surrendered herewith, with good title to such shares of Radiologix common stock and full power and authority (i) to sell, assign and transfer such shares free and clear of all liens, restrictions, charges and encumbrances, and not subject to any adverse claims, and (ii) to make the Election indicated herein. The undersigned will, upon request, execute any additional documents necessary or desirable to complete the surrender and exchange of such shares of Radiologix common stock. The undersigned hereby irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange pursuant to the Merger Agreement and the instructions hereto. All authority conferred or agreed to be conferred in this Form of Election and Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

                         SPECIAL ELECTION INSTRUCTIONS

    The appropriate share information must be provided in Box A below in order to make a Cash Election and/or Stock Election. A Non-Election may be selected by those wishing to make a Non-Election, but any Form of Election and Letter of Transmittal received by the Exchange Agent without any share information provided will be treated as indicating a Non-Election.

    Your choice of Election is as follows:

---------------------------------------------------------------------------------------------------
                                            WHAT YOU WILL RECEIVE OR RETAIN FOR EACH SHARE OF
              ELECTION                                   RADIOLOGIX COMMON STOCK
---------------------------------------------------------------------------------------------------
Cash Election........................  $7.25 in cash, without interest

Stock Election.......................  1.1224 of a share of Radiologix Common Stock after giving effect to the Merger.
---------------------------------------------------------------------------------------------------

    A STOCK ELECTION WILL BE VALID ONLY IF IT RELATES TO MORE THAN 3,000 SHARES. TO BE ELIGIBLE TO RETAIN SHARES, YOU MUST (1) OWN, OR HAVE THE RIGHT TO PURCHASE UPON EXERCISE OF STOCK OPTIONS, MORE THAN 3,000 SHARES IMMEDIATELY BEFORE THE MERGER, AND (2) MAKE A STOCK ELECTION WITH RESPECT TO AT LEAST 3,000 OF THOSE SHARES. IF YOU OWN OR HAVE THE RIGHT TO PURCHASE UPON EXERCISE OF STOCK OPTIONS 3,000 OR FEWER SHARES, THEN YOU WILL NOT BE ABLE TO MAKE A STOCK ELECTION BUT WILL RECEIVE $7.25 PER SHARE IN CASH, AND YOUR SHARES WILL NOT BE SUBJECT TO PRORATION. TO THE EXTENT THAT YOU ELECT TO RETAIN SHARES, AND A PORTION OF YOUR 3,000 MINIMUM SHARE ELECTION CONSISTS OF STOCK OPTIONS, YOU MUST SEND TO THE EXCHANGE AGENT A FORM OF STOCK OPTION ELECTION IN WHICH YOU ELECT TO EXERCISE AND RETAIN THOSE STOCK OPTIONS. RADIOLOGIX SENT YOU A FORM OF STOCK OPTION ELECTION. IF YOU HAVE NOT RECEIVED A FORM OF STOCK OPTION ELECTION, YOU SHOULD CONTACT RADIOLOGIX TO REQUEST A COPY. ALL ELECTIONS ARE SUBJECT TO THE PRORATION PROCEDURES SET FORTH IN SECTION 1.6 OF THE MERGER AGREEMENT, A COPY OF WHICH IS ATTACHED TO THE PROXY STATEMENT/PROSPECTUS AS ANNEX A. THE PRORATION PROCEDURES ARE DESCRIBED UNDER THE CAPTION "THE MERGER AGREEMENT--MERGER CONSIDERATION-- ELECTIONS" IN THE PROXY STATEMENT/PROSPECTUS. YOU ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS IN ITS ENTIRETY BEFORE COMPLETING THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL.


    ALL HOLDERS OF RADIOLOGIX COMMON STOCK WISHING TO MAKE AN ELECTION MUST DELIVER TO THE EXCHANGE AGENT A PROPERLY COMPLETED FORM OF ELECTION AND LETTER OF TRANSMITTAL AND OTHER REQUIRED DOCUMENTS PRIOR TO THE ELECTION DEADLINE (WHICH IS 5:00 P.M. (NEW YORK CITY TIME) ON NOVEMBER 20, 2000). ALL HOLDERS SUBMITTING A FORM OF ELECTION AND LETTER OF TRANSMITTAL AND OTHER REQUIRED DOCUMENTS THAT IS RECEIVED BY THE EXCHANGE AGENT AFTER THE ELECTION DEADLINE WILL BE DEEMED TO HAVE MADE A NON-ELECTION REGARDLESS OF THE ELECTION SPECIFIED ON SUCH FORM.


    The Exchange Agent reserves the right to deem that you have made a Non-Election if:

    A. No Election choice is indicated in Box A below;

    B. You fail to follow the instructions on this Form of Election and Letter of Transmittal (including failure to submit your Radiologix Stock Certificate(s) or a Guarantee of Delivery or Form of Stock Option Election) or otherwise fail to properly make an Election;

    C. A completed Form of Election and Letter of Transmittal (including submission of your Radiologix Stock Certificate(s) or a Guarantee of Delivery or Form of Stock Option Election) is not actually received by the Exchange Agent prior to the Election Deadline; or

    D. You return this Form of Election and Letter of Transmittal with a Guarantee of Delivery but do not deliver the Radiologix Stock Certificates representing the shares in respect of which the Election is being made within three AMEX trading days thereafter.

    Notwithstanding anything to the contrary in this Form of Election and Letter of Transmittal, the Exchange Agent reserves the right to waive any flaws in a completed Form of Election and Letter of Transmittal but shall be under no obligation to do so.

    In order to receive the Merger Consideration, this Form of Election and Letter of Transmittal must be (i) completed and signed in the space provided below and on the Substitute Form W-9 and (ii) mailed or delivered with your Radiologix Stock Certificate(s) or a Guarantee of Delivery to the Exchange Agent at either of the addresses set forth above. In order to properly make an Election, these actions must be taken in a timely fashion so that the Form of Election and Letter of Transmittal and other required documents are received by the Exchange Agent before the Election Deadline.


    Holders of Radiologix common stock whose Radiologix Stock Certificates are not immediately available or who cannot deliver their Radiologix Stock Certificates and all other documents required hereby to the Exchange Agent prior to the Election Deadline and who wish to make an Election must do so pursuant to the affidavit and indemnification procedure for lost Radiologix Stock Certificates described in General Instruction 12 or the guaranteed delivery procedure described in General Instruction 7.



    The effectiveness of Elections received on the Election Deadline and accompanied by a Guarantee of Delivery will not be finally determined until three AMEX trading days after the Election Deadline. As a result, the Merger Consideration to which a holder of Radiologix common stock is entitled (and whether any proration is necessary) may be delayed for approximately three AMEX trading days. The Merger Consideration is expected to be mailed promptly following such determination or, if later, promptly after the Merger is consummated.



    Unless otherwise indicated below under "Special Issuance and Payment Instructions," in exchange for the enclosed Radiologix Stock Certificates, the Merger Consideration will be delivered in the name of the undersigned. Similarly, unless otherwise indicated below under "Special Delivery Instructions," the Merger Consideration will be mailed to the undersigned at the address shown in Box A below. In the event that the "Special Issuance and Payment Instructions" box is completed, the Merger Consideration will be issued in the name of, and will be mailed to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable stock transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Merger Consideration. In addition, appropriate signature guarantees must be included with respect to shares of Radiologix common stock for which Special Issuance and Payment Instructions are given.

--------------------------------------------------------------------------------

                       BOX A: ELECTION AND DESCRIPTION OF
                       SHARES OF RADIOLOGIX COMMON STOCK

    See "Special Election Instructions" and General Instruction 3.

    Please list the number of shares of Radiologix Common Stock held by you in which you wish to make the following elections:

Number of Shares Subject to Stock Election*:   ---------------------------------------------------

Number of Stock Options Subject to Stock
Election (if applicable):
                                               ---------------------------------------------------

Number of Shares Subject to Cash Election:
                                               ---------------------------------------------------

Number of Shares Subject to Non-Election:
                                               ---------------------------------------------------

Total Number of Shares Held by You:
                                               ---------------------------------------------------

------------------------

* Must be for more than 3,000 shares of Radiologix Common Stock or Stock Options. If the number of shares subject to the Stock Election is 3,000 or less, you will be deemed to have made a Cash Election.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                                                                        NUMBER OF SHARES
                                                                                       REPRESENTED BY EACH
                                                                                         CERTIFICATE (OR
       NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                                     COVERED BY A
       (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)                                      GUARANTEE OF
                APPEAR(S) ON CERTIFICATE(S)*                  CERTIFICATE NUMBER**          DELIVERY)
-----------------------------------------------------------------------------------------------------------

                                                              ---------------------------------------------
                                                              ---------------------------------------------
                                                              ---------------------------------------------
                                                              ---------------------------------------------
                                                              ---------------------------------------------
                                                              ---------------------------------------------
                                                              Total Shares
-----------------------------------------------------------------------------------------------------------
 * In the case of a delivery using the Guarantee of Delivery procedures, please fill in exactly as name(s)
   will appear on the certificate(s) when delivered.
** Certificate numbers are not required if certificates will be delivered using the Guarantee of Delivery procedures.
-----------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

________________________________________________________________________________

________________________________________________________________________________

                        SIGNATURE(S) OF STOCKHOLDER(S))

Dated: ___________________________________________

    (Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holders(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide full title and see General Instruction 8.)

Name(s): _______________________________________________________________________

________________________________________________________________________________

                                 (PLEASE PRINT)

Capacity (full title): _________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________

                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No.: ___________________________________________

Employer Identification or Social Security No.: ________________________________

                           (SEE SUBSTITUTE FORM W-9)

                           GUARANTEE OF SIGNATURE(S)
                (IF REQUIRED--SEE GENERAL INSTRUCTIONS 1 AND 6)

________________________________________________________________________________

                              AUTHORIZED SIGNATURE

________________________________________________________________________________

                              NAME (PLEASE PRINT)

________________________________________________________________________________

                                  NAME OF FIRM

________________________________________________________________________________

                                    ADDRESS

________________________________________________________________________________

                               (INCLUDE ZIP CODE)

________________________________________________________________________________

                          AREA CODE AND TELEPHONE NO.

Dated: ___________________________________________
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                SPECIAL ISSUANCE

                             GUARANTEE OF DELIVERY
                  (TO BE USED IF RADIOLOGIX STOCK CERTIFICATES
                         ARE NOT SURRENDERED HEREWITH)
                          (SEE GENERAL INSTRUCTION 7)

    THE UNDERSIGNED (CHECK APPROPRIATE BOX BELOW) GUARANTEES TO DELIVER TO THE EXCHANGE AGENT AT THE APPROPRIATE ADDRESS SET FORTH ABOVE THE CERTIFICATES FOR SHARES OF RADIOLOGIX COMMON STOCK COVERED BY THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL NO LATER THAN 5:00 P.M. (NEW YORK CITY TIME), ON THE THIRD AMEX TRADING DAY AFTER THE DATE OF EXECUTION OF THIS GUARANTEE OF DELIVERY.

A member of a registered national securities exchange: / /

A member of the National Association of Securities Dealers: / /

A commercial bank or trust company in the United States: / /

---------------------------------------------       ---------------------------------------------
                 Name of Firm                                    Authorized Signature

---------------------------------------------       ---------------------------------------------
                   Address                                              Title

                                                    Name:
---------------------------------------------              ---------------------------------------
                   Zip Code                                      Please type or print

                                                    Date:
---------------------------------------------             ----------------------------------------
        Area Code and Telephone Number

--------------------------------------------------------------------------------

---------------------------------------------------      ---------------------------------------------------

           SPECIAL ISSUANCE AND                          SPECIAL DELIVERY INSTRUCTIONS
          PAYMENT INSTRUCTIONS                           (SEE GENERAL INSTRUCTION 11)
  (SEE GENERAL INSTRUCTIONS 6 AND 11)
    To be completed ONLY if the Merger                   To be completed ONLY if the Merger Consideration
Consideration (whether cash, Radiologix Common           (whether cash, Radiologix Common Stock or a
Stock or a combination thereof) is to be issued in       combination thereof) is to be mailed to the
the name of, and mailed to, someone other than the       undersigned at an address other than that shown in
undersigned.                                             Box A above.
    Issue the Merger Consideration (whether cash,        Mail the Merger Consideration (whether cash,
Radiologix Common Stock or a combination thereof)        Radiologix Common Stock or a combination thereof)
to:                                                      to:
Name: ___________________________________                Name: ___________________________________
                    (PLEASE                              (PLEASE PRINT)
PRINT)                                                   Address: ___________________________________
Address: ___________________________________             ___________________________________
___________________________________                      ___________________________________
___________________________________                      (INCLUDE ZIP CODE)
                 (INCLUDE ZIP                            ___________________________________
CODE)                                                    (EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NO.)
___________________________________                      Check this box if this is a permanent change of
(EMPLOYER IDENTIFICATION OR SOCIAL SECURITY NO.)         address. / /
    If you complete this box, you will need a
signature guarantee by an eligible institution. See
General Instruction 6.
---------------------------------------------------      ---------------------------------------------------

                              GENERAL INSTRUCTIONS


    This Form of Election and Letter of Transmittal is to be completed and submitted to the Exchange Agent prior to the Election Deadline by those holders of shares of Radiologix common stock desiring to make a Cash Election or Stock Election. It may also be used as a letter of transmittal for holders of Radiologix common stock who do not complete and submit the Form of Election and Letter of Transmittal prior to the Election Deadline or at any time by any holders of Radiologix common stock who wish to make a Non-Election. Until a record holder's Radiologix Stock Certificates are received by the Exchange Agent at one of the addresses set forth on the cover, together with such documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent, such holders will not receive any certificates representing shares of the Stock Consideration or the check representing the Cash Consideration or cash in lieu of fractional shares (if any) in exchange for their Radiologix Stock Certificates. No interest will accrue on the Cash Consideration or any cash in lieu of fractional shares. Holders of Radiologix common stock receiving Stock Consideration will be entitled to any dividends or other distributions paid on Radiologix common stock after the Effective Time. If your stock certificate(s) are lost, stolen or destroyed, please refer to General Instruction 12 below.


    A HOLDER OF RADIOLOGIX COMMON STOCK MUST FILL IN THE APPROPRIATE ELECTION INFORMATION IN BOX A ABOVE TO MAKE A CASH ELECTION AND/OR STOCK ELECTION AND/OR NON-ELECTION. TO BE ELIGIBLE TO RETAIN SHARES, YOU MUST (1) OWN, OR HAVE THE RIGHT TO PURCHASE UPON EXERCISE OF STOCK OPTIONS, MORE THAN 3,000 SHARES IMMEDIATELY BEFORE THE MERGER, AND (2) MAKE A STOCK ELECTION WITH RESPECT TO AT LEAST 3,000 OF THOSE SHARES. IF YOU OWN OR HAVE THE RIGHT TO PURCHASE UPON EXERCISE OF STOCK OPTIONS 3,000 OR FEWER SHARES, THEN YOU WILL NOT BE ABLE TO MAKE A STOCK ELECTION BUT WILL RECEIVE $7.25 PER SHARE IN CASH, AND YOUR SHARES WILL NOT BE SUBJECT TO PRORATION. TO THE EXTENT THAT YOU ELECT TO RETAIN SHARES, AND A PORTION OF YOUR 3,000 MINIMUM SHARE ELECTION CONSISTS OF STOCK OPTIONS, YOU MUST SEND TO THE EXCHANGE AGENT A FORM OF STOCK OPTION ELECTION IN WHICH YOU ELECT TO EXERCISE AND RETAIN THOSE STOCK OPTIONS. RADIOLOGIX SENT YOU A FORM OF STOCK OPTION ELECTION. IF YOU HAVE NOT RECEIVED A FORM OF STOCK OPTION ELECTION, YOU SHOULD CONTACT RADIOLOGIX TO REQUEST A COPY.

    Your election is subject to certain terms, conditions and limitations which are set forth in the Merger Agreement and described in the Proxy Statement/Prospectus. The Merger Agreement is included as Annex A to the Proxy Statement/Prospectus. Copies of the Proxy Statement/Prospectus may be requested from the Information Agent or from the Exchange Agent at the addresses or toll-free numbers shown on the cover. The delivery of this Form of Election and Letter of Transmittal to the Exchange Agent is acknowledgment of the receipt of the Proxy Statement/Prospectus.


    1.  ELECTION DEADLINE.  THE ELECTION DEADLINE IS 5:00 P.M. (NEW YORK CITY
TIME) ON NOVEMBER 20, 2000, THE LAST BUSINESS DAY PRIOR TO THE DATE OF THE SPECIAL MEETING OF STOCKHOLDERS OF RADIOLOGIX CALLED TO APPROVE THE MERGER (THE "RADIOLOGIX SPECIAL MEETING"), UNLESS OTHERWISE EXTENDED. For any Cash Election or Stock Election contained herein to be effective, this Form of Election and Letter of Transmittal, properly completed, and the related Radiologix Stock Certificate(s) (or a Guarantee of Delivery) and other required documents must be received by the Exchange Agent at one of the addresses shown above on this Form of Election and Letter of Transmittal at or prior to the Election Deadline. The Exchange Agent will determine whether any Form of Election and Letter of Transmittal or any Radiologix Stock Certificates in respect of a Guarantee of Delivery are received on a timely basis. Any such determinations made in good faith will be conclusive and binding.


    2. REVOCATION OR CHANGE OF FORM OF ELECTION AND LETTER OF TRANSMITTAL. A Form of Election and Letter of Transmittal may be (i) revoked if the Exchange Agent receives written notice prior to the Election Deadline from the record holder of the shares covered by such Election or (ii) changed if the Exchange Agent receives a completed replacement Form of Election and Letter of Transmittal prior to the Election Deadline from the record holder of the shares covered by such Election. Any person who has effectively revoked a Form of Election and Letter of Transmittal may, by signed and written notice to the Exchange Agent, request the return of the Radiologix Stock Certificates submitted to the Exchange Agent and such Radiologix Stock Certificates will be returned without charge to such person promptly after receipt of such request.

    3. ELECTION PROCEDURES/PRORATION. To properly complete Box A, (i) the undersigned must indicate the number of shares of Radiologix Common Stock subject to a Cash Election, Stock Election or Non-Election (if no amounts are indicated, a Non-Election will be deemed to have been made); (ii) the name and address of the registered holder(s) must be set forth in the column under the heading "Name and Address of Registered Holder(s)" and (iii) either (a) the number of each Radiologix Stock Certificate surrendered herewith must be written in the column under the heading "Certificate Number" or (b) if the Guarantee of Delivery procedures are used, the number of shares represented by the Radiologix Stock Certificates to be delivered pursuant to such procedures must be written in the column under the heading "Number of Shares Represented by each Certificate," but no certificate number is required. To be eligible to retain shares, you must (1) own, or have the right to purchase upon exercise of stock options, more than 3,000 shares immediately before the merger, and (2) make a stock election with respect to at least 3,000 of those shares. If you own or have the right to purchase upon exercise of stock options 3,000 or fewer shares, then you will not be able to make a stock election but will receive $7.25 per share in cash, and your shares will not be subject to proration. To the extent that you elect to retain shares, and a portion of your 3,000 minimum share election consists of stock options, you must send to the Exchange Agent a Form of Stock Option Election in which you elect to exercise and retain those stock options. If you have not received a Form of Stock Option Election, you should contact Radiologix to request a copy. As set forth in the Proxy Statement/Prospectus, the right to receive a particular form of Merger Consolidation is subject to proration. Accordingly, there can be no assurance that a Cash Election or Stock Election made by you will result in your receipt of the desired type and amount of Merger Consideration. See the Proxy Statement/Prospectus under the caption "THE MERGER--Merger Consideration--Elections." The effectiveness of Elections that are accompanied by Guarantees of Delivery may not be finally determined until approximately three AMEX trading days after the Election Deadline. The Merger Consideration is expected to be mailed promptly following such determination, or, if later, promptly after the Merger is consummated.


    4. TERMINATION OF MERGER AGREEMENT. Consummation of the Merger is subject to the required approval of the stockholders of Radiologix and to the satisfaction of certain other conditions. No payments related to any surrender of Radiologix Stock Certificates will be made prior to the consummation of the Merger and no payments will be made if the Merger Agreement is terminated. If the Merger Agreement is terminated, all Elections will be void and of no effect and the Exchange Agent will promptly return all Radiologix Stock Certificates previously received by it. In such event, shares of Radiologix common stock held through The Depository Trust Company are expected to be available for sale or transfer promptly following such termination. Certificates representing shares of Radiologix common stock held of record directly by the beneficial owners of such shares of Radiologix common stock will be returned by the Exchange Agent without charge to the holder as promptly as practicable by first class, insured mail.


    5. NO FRACTIONAL INTERESTS. No certificate representing a fraction of a share of Radiologix Common Stock will be issued. In lieu thereof, the Exchange Agent will remit on Radiologix's behalf cash, without interest, in an amount equal to the product of such fractional share interest to which such holder of Radiologix Common Stock would otherwise be entitled multiplied by $7.25. No such holder of Radiologix Common Stock shall be entitled to dividends, voting rights or any other rights in respect of any fractional share.


    6. GUARANTEE OF SIGNATURES. If the Merger Consideration is to be issued in the name of the registered holder(s) as inscribed on the surrendered Radiologix Certificate(s), the signatures on this Form of Election and Letter of Transmittal need not be guaranteed. If the "Special Issuance and Payment Instructions" box has been completed so that payment is to be made to someone other than the registered holder(s) of Radiologix common stock with respect to the surrendered Radiologix Stock Certificate(s), signatures on this Form of Election and Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program. Public notaries cannot execute acceptable guarantees of signatures.

    7. DELIVERY OF FORM OF ELECTION AND LETTER OF TRANSMITTAL AND RADIOLOGIX STOCK CERTIFICATES; GUARANTEE OF DELIVERY. This Form of Election and Letter of Transmittal, properly completed and duly executed, together with your Radiologix Stock Certificate(s) or a Guarantee of Delivery, should be delivered to the Exchange Agent at one of the addresses set forth above. A Guarantee of Delivery of such Radiologix Stock Certificates must be made by a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States, AND ANY RADIOLOGIX STOCK CERTIFICATES COVERED BY A GUARANTEE OF DELIVERY MUST IN FACT BE DELIVERED TO THE EXCHANGE AGENT WITHIN THREE AMEX TRADING DAYS AFTER THE DATE OF EXECUTION OF SUCH GUARANTEE OF DELIVERY. FAILURE TO DELIVER SUCH RADIOLOGIX STOCK CERTIFICATES WITHIN SUCH THREE DAY PERIOD SHALL INVALIDATE ANY ELECTION, AND A NON-ELECTION SHALL BE DEEMED TO HAVE BEEN MADE. THE METHOD OF DELIVERY OF THE FORM OF ELECTION AND LETTER OF TRANSMITTAL, THE RADIOLOGIX STOCK CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER OF SHARES OF RADIOLOGIX COMMON STOCK. IF YOU CHOOSE TO SEND THE MATERIALS BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL, APPROPRIATELY INSURED, WITH RETURN RECEIPT REQUESTED. DELIVERY OF THE MATERIALS WILL BE DEEMED EFFECTIVE, AND RISK OF LOSS WITH RESPECT THERETO WILL PASS, ONLY WHEN SUCH MATERIALS ARE ACTUALLY RECEIVED BY THE EXCHANGE AGENT.



    8. SHARES HELD BY NOMINEES, TRUSTEES OR OTHER REPRESENTATIVES. Holders of record of shares of Radiologix common stock who hold such shares as nominees, trustees or in other representative or fiduciary capacities (a "Representative") may submit one or more Forms of Election and Letters of Transmittal covering the aggregate number of shares of Radiologix common stock held by such Representative for the beneficial owners for whom the Representative is making an Election or a Non-Election, provided that such Representative certifies that each Form of Election and Letter of Transmittal covers all of the shares of Radiologix common stock held by such Representative for any single beneficial owner. Any Representative that makes an Election or a Non-Election may be required to provide the Exchange Agent with such documents and/or additional certifications, if requested, in order to satisfy the Exchange Agent that such Representative holds such shares of Radiologix common stock for a particular beneficial owner. If any shares of Radiologix common stock are not covered by an effective Form of Election and Letter of Transmittal, they will be deemed to be covered by a Non-Election.



    9. INADEQUATE SPACE. If the space provided herein is inadequate, the share certificate numbers and the numbers of shares of Radiologix common stock represented thereby should be listed on additional sheets and attached hereto.


    10. SIGNATURES ON FORM OF ELECTION AND LETTER OF TRANSMITTAL, SHARE POWERS AND ENDORSEMENTS.

    (a) All signatures must correspond exactly with the name written on the face of the Radiologix Stock Certificate(s) without alteration, variation or any change whatsoever.

    (b) If the Radiologix Stock Certificates surrendered are held of record by two or more joint owners, all such owners must sign this Form of Election and Letter of Transmittal.

    (c) If any surrendered shares of Radiologix Common Stock are registered in different names on several Radiologix Stock Certificate(s), it will be necessary to complete, sign and submit as many separate Forms of Election and Letters of Transmittal as there are different registrations of Radiologix Stock Certificates.

    (d) If this Form of Election and Letter of Transmittal is signed by a person(s) other than the record holder(s) of the Radiologix Stock Certificate(s) listed (other than as set forth in paragraph (e) below), such certificates must be endorsed or accompanied by appropriate share powers, in either case signed exactly as the name(s) of the record holder(s) appears on such certificate(s).

    (e) If this Form of Election and Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and such person is not the record holder of the accompanying Radiologix

       Stock Certificates, he or she must indicate the capacity when signing and must submit proper evidence of his or her authority to act.

    11. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. In the "Special Issuance and Payment Instructions" box, indicate the name and/or address of the person(s) to whom the Merger Consideration is to be issued and mailed only if the Merger Consideration (whether cash, Radiologix Common Stock or a combination thereof) is to be issued in the name of someone other than the person(s) signing this Form of Election and Letter of Transmittal. If the "Special Issuance and Payment Instructions" box is completed, the Exchange Agent will issue the Merger Consideration in the name of, and will mail the Merger Consideration to, the person or entity so indicated at the address so indicated, but only after the Exchange Agent has been provided with satisfactory evidence of the payment of, or exemption from payment of, any applicable stock transfer taxes payable on account of the transfer to such person or entity prior to the delivery of the Merger Consideration. In the "Special Delivery Instructions" box, indicate the address to which the Merger Consideration is to be mailed in the name of the undersigned only if different from the address set forth in Box A.


    12. LOST, STOLEN OR DESTROYED CERTIFICATES. You cannot submit an effective Form of Election and Letter of Transmittal without enclosing your Radiologix Stock Certificates with this Form of Election and Letter of Transmittal or providing a Guarantee of Delivery followed within three AMEX trading days thereafter by the delivery of the Radiologix Stock Certificates. If your Radiologix Stock Certificate(s) have been lost, stolen or destroyed, you are urged to call ChaseMellon Shareholder Services, Radiologix's Transfer Agent, at
(800) 635-9270. The Transfer Agent will forward additional documentation which you must complete in order to obtain a replacement stock certificate. You may be required to post an indemnity bond if so required by Radiologix.


    13. MISCELLANEOUS. The Exchange Agent has the discretion to determine whether a Form of Election and Letter of Transmittal has been properly completed, signed and submitted or revoked and to disregard immaterial defects in any Form of Election and Letter of Transmittal. The good faith decision of the Exchange Agent in such matters shall be conclusive and binding. Radiologix, SKM-RD Acquisition Corp., SKM-RD LLC and the Exchange Agent are not under any duty to give notification of defects in any Form of Election and Letter of Transmittal.


    14. INFORMATION AND ADDITIONAL COPIES. Information and additional copies of this Form of Election and Letter of Transmittal may be obtained from the Information Agent by telephoning toll-free (800) 322-2885.

                           IMPORTANT TAX INFORMATION

    Under federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service ("IRS") disclosing any payments made to a holder of Radiologix Common Stock pursuant to the Merger Agreement and to impose 31% backup withholding if required. If the correct certifications on Substitute Form W-9 are not provided, a $50 penalty may be imposed on the holder by the IRS and payments made for shares of Radiologix Common Stock may be subject to backup withholding of 31%. Backup withholding is also required if the IRS notifies the recipient that the recipient is subject to backup withholding as a result of a failure to report all interest and dividends.

    In order to avoid backup withholding resulting from a failure to provide a correct certification, a holder of Radiologix Common Stock must, unless an exemption applies, provide the Exchange Agent with his correct taxpayer identification number ("TIN") on Substitute Form W-9 as set forth on this Form of Election and Letter of Transmittal. Such person must certify under penalties of perjury that such number is correct and that such holder is not otherwise subject to backup withholding. The TIN that must be provided is that of the registered holder of the Radiologix Common Stock. If the Radiologix Common Stock is held in more than one name or is not registered in the name of the actual holder or if the Merger Consideration is to be delivered to another person as provided in the box entitled "Special Issuance and Payment Instructions," consult the enclosed guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 and your tax advisor for additional guidance on which number to report. The box in Part III of the Substitute Form W-9 should be checked if the surrendering holder of Radiologix Common Stock has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part III is checked and the Exchange Agent is not provided with a TIN, Radiologix will withhold 31% of all such payments and dividends. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that person's exempt status. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

    Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

    Please read the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional important information on how to complete the Substitute Form W-9.

    For a summary of the federal income tax consequences of the receipt of the Merger Consideration, see "United States Federal Income Tax Considerations" in the Proxy Statement/Prospectus.

                 PAYOR'S NAME: CHASEMELLON SHAREHOLDER SERVICES

--------------------------------------------------------------------------------------------------------------------

              SUBSTITUTE                     Part I--PLEASE PROVIDE                           TIN:
               FORM W-9                      YOUR TIN IN THE BOX AT THE      --------------------------------------
      Department of the Treasury             RIGHT AND CERTIFY BY                    Social security number
       Internal Revenue Service              SIGNING AND DATING BELOW                          OR
                                                                             --------------------------------------
                                                                                 Employer identification number

                                             -----------------------------------------------------------------------

     Payor's Request for Taxpayer            Part II--Exempt Payees  / /
     Identification Number ("TIN")           -----------------------------------------------------------------------
          and Certification                  Name (if joint ownership, list first and circle the name of the person or entity whose number is entered in Part I)
                                             -----------------------------------------------------------------------
                                             Address (Number and Street)
                                             -----------------------------------------------------------------------
                                             City, State and Zip Code
                                             -----------------------------------------------------------------------
                                             Part III--Awaiting TIN / /
--------------------------------------------------------------------------------------------------------------------

CERTIFICATION--Under penalty of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because:
    (a) I am exempt from backup withholdings, or
    (b) I have not been notified by the Internal Revenue Service ("IRS") that I am subject to backup withholding as a result of a failure to report interest or dividends, or
    (c) the IRS has notified me that I am no longer subject to backup withholding.
DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). If you are exempt from backup withholding, check the box in Part II above.
SIGNATURE     DATE
--------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM OF ELECTION AND LETTER OF TRANSMITTAL, INCLUDING THE SUBSTITUTE FORM W-9, MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER AGREEMENT. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

 YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART III
                          OF THE SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number, 31% of all reportable payments made to me thereafter will be withheld until I provide such number.

__________________                 _____________________________________________
                SIGNATURE                              SIGNATURE

--------------------------------------------------------------------------------